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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 23, 2005

                                ACETO CORPORATION
             (Exact name of registrant as specified in its charter)

          NEW YORK                      000-4217              11-1720520
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)       Identification Number)


                           ONE HOLLOW LANE, SUITE 201
                          LAKE SUCCESS, NEW YORK 11042
               (Address of principal executive offices) (Zip Code)


                                 (516) 627-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01    Change in Registrant's Certifying Accountant

(a)     Previous Independent Accountant

        On November 23, 2005, the Audit Committee of the Board of Directors ("Audit Committee") of Aceto Corporation (the "Company") dismissed KPMG LLP ("KPMG") as the Company's independent registered public accounting firm. The decision to change accountants was made unanimously by the Company's Audit Committee.

        The audit reports of KPMG on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through November 23, 2005, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. During the two most recent fiscal years and through November 23, 2005, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided KPMG with a copy of this Form 8-K and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from KPMG, dated as of November 29, 2005 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b)     New Independent Accountant

        On November 23, 2005, the Audit Committee unanimously voted to engage BDO Seidman, LLP ("BDO") as its independent registered public accounting firm to audit the Company's financial statements and internal control over financial reporting as of and for the year ending June 30, 2006.

        The Company did not consult with BDO during the two most recent fiscal years and through November 23, 2005 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01    Financial Statements and Exhibits

(c)     Exhibits

16.1 Letter of KPMG LLP, dated as of November 29, 2005, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  NOVEMBER 29, 2005                       By:   ACETO CORPORATION

                                                      /s/ Douglas Roth
                                                   -----------------------------
                                                      Douglas Roth
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX


NUMBER                               DESCRIPTION
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16.1     Letter of KPMG LLP, dated as of November 29, 2005, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K.